UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2014
 _______________________________________________
EZCORP, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________

Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
_______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On June 16, 2014, EZCORP, Inc. (the “Company”) issued a press release disclosing forecasts of its financial results for the second half of fiscal year 2014. A copy of that press release is furnished as Exhibit 99.1 to this Report.

The press release contains the non-GAAP financial measures of Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc. The Company defines Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc. as reported Net Income to EZCORP, Inc. and reported EPS attributable to EZCORP, Inc., less non-recurring or unusual items, including expenses/charges related to organizational changes like discontinued operations, non-operating items related to our Board of Directors, unscheduled material events, unusual earnings from non-controlled affiliate investments and non-cash writedowns of affiliate investments. The Company’s management believes the use of non-GAAP measures assists investors in understanding the ongoing operating performance by presenting comparable financial results between periods. Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc. provide a supplemental presentation of our operating performance. Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc.: (i) do not represent net income or cash flows from operating activities as defined by GAAP; (ii) are not necessarily indicative of cash available to fund the Company’s cash flow needs; and (iii) should not be considered as alternatives to net income, income from operations, cash provided by operating activities or our other financial information as determined under GAAP. The Company’s management believes that net income and earnings per share are the most directly comparable GAAP measures to Adjusted Net Income Attributable to EZCORP, Inc. and Adjusted Earnings per Share Attributable to EZCORP, Inc.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 — Financial Statements and Exhibits

(d)    Exhibits

99.1	Press release of EZCORP, Inc., dated June 16, 2014.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date: June 16, 2014	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release of EZCORP, Inc., dated June 16, 2014.